Subsequent Events	10 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events
NOTE 9 — SUBSEQUENT EVENTS
The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, other than as described in Note 2 or below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.
On February 4, 2021, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Chrome Merger Sub, Inc., a Delaware corporation (“VGAC Merger Sub”), and 23andMe, Inc., a Delaware corporation (“23andMe”).
The Merger Agreement provides for, among other things, the following transactions on the closing date: (i) the Company will become a Delaware corporation (the “Domestication”) and, in connection with the Domestication, (A) the Company’s name will be changed to “23andMe Holding Co.,” (B) each then-issued and outstanding Class A ordinary share of the Company will convert automatically into one share of Class A common stock of the Company (the “New 23andMe Class A Common Stock”), (C) each then-issued and outstanding Class B ordinary share of the Company will convert automatically into one share of New 23andMe Class A Common Stock, and (D) each then-issued and outstanding common warrant of the Company will convert automatically into one warrant to purchase one share of New 23andMe Class A Common Stock; and (ii) following the Domestication, VGAC Merger Sub will merge with and into 23andMe, with 23andMe as the surviving company in the merger and, after giving effect to such merger, continuing as a wholly-owned subsidiary of the Company (the “Merger”).
In accordance with the terms and subject to the conditions of the Merger Agreement, based on an implied equity value of $3.6 billion, (i) each share of 23andMe Class A common stock (other than dissenting shares) will be canceled and converted into the right to receive the applicable portion of the merger consideration comprised of New 23andMe Class A Common Stock, as determined in the Merger Agreement (the “Share Conversion Ratio”), (ii) each share of 23andMe Class B common stock (other than dissenting shares) will be canceled and converted into the right to receive the applicable portion of the merger consideration comprised of New 23andMe Class B Common Stock, as determined pursuant to the Share Conversion Ratio, (iii) each share of 23andMe preferred stock will be converted into shares of 23andMe Class B common stock immediately prior to the consummation of the Merger and such shares of 23andMe Class B common stock will be canceled and converted into the right to receive the applicable portion of the merger consideration comprised of New 23andMe Class B Common Stock, as determined in the Merger Agreement, (iv) vested options of 23andMe will convert into a number of shares of 23andMe Class A common stock determined in accordance with the Share Conversion Ratio, net of shares withheld to pay the applicable exercise price and tax withholding, or in certain limited cases, be assumed by VGAC and converted into comparable options that are exercisable for shares of New 23andMe Class A Common Stock, with a value determined in accordance with the Share Conversion Ratio, and (v) unvested options of 23andMe will be assumed by VGAC and converted into comparable options that are exercisable for shares of New 23andMe Class A Common Stock, with a value determined in accordance with the Share Conversion Ratio.
The Merger will be consummated subject to certain conditions as further described in the Merger Agreement.